SUPPLEMENT DATED OCTOBER 24, 2011

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY II

AND PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the U.S. Equity Flex I Portfolio and the International Equity Flex III Portfolio that were available under your Contract.

The Board of Trustees of the Credit Suisse Trust approved the liquidations of the U.S. Equity Flex I Portfolio and the International Equity Flex III Portfolio (each a “Portfolio”) pursuant to the terms of a Plan of Liquidation and Dissolution for each Portfolio.

On September 29, 2011, shareholders approved the Plan of Liquidation and Dissolution for each Portfolio. Therefore, as of the close of business on October 21, 2011, U.S. Equity Flex I Portfolio and the International Equity Flex III Portfolio were closed and liquidated. Any Account Value that remained in the Portfolios was automatically transferred to the Sun Capital Money Market Sub-Account. Therefore, U.S. Equity Flex I Portfolio and the International Equity Flex III Portfolio are no longer available for investment and are hereby deleted from each of the prospectuses listed above.

If you were automatically transferred to the Sun Capital Money Market Sub-Account as a result of the U.S. Equity Flex I Portfolio and the International Equity Flex III Portfolio being closed and liquidated, prior to November 24, 2011, you may make one transfer out of the Sun Capital Money Market Sub-Account into any other available investment options under your Contract without charge and without it counting against the transfer limitations under your Contract.

Please retain this supplement with your prospectus for future reference.

Focus, Futurity II 10/2011